EXHIBIT 99.6


                              VOTING AGREEMENT

      This VOTING AGREEMENT, dated June 11, 1998, between ING (U.S.) Investment Corporation, a Delaware corporation ("ING"), and Davel Communications Group, Inc., an Illinois corporation (the "Company").

      WHEREAS, concurrently with the execution and delivery of this Agreement, PhoneTel Technologies, Inc., an Ohio corporation ("PhoneTel"), the Company, Davel Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("New Davel"), D Subsidiary, Inc., an Illinois corporation and a wholly owned subsidiary of New Davel ("D Sub"), and PT Merger Corp., an Ohio corporation and a wholly owned subsidiary of New Davel ("P Sub"), have entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated the date hereof, pursuant to which (i) D Sub will be merged with and into the Company with the Company surviving as a wholly owned subsidiary of New Davel (the "Davel Merger") and (ii) P Sub will be merged with and into PhoneTel with PhoneTel surviving as a wholly owned subsidiary of New Davel (the "PhoneTel Merger").

      WHEREAS, the consummation of the PhoneTel Merger, and the other transactions contemplated by the Merger Agreement (the "Transaction"), is subject to certain conditions, including the approval of the Merger Agreement and the PhoneTel Merger by the holders of at least a majority of the outstanding shares of common stock, par value $.01 per share, of PhoneTel ("PhoneTel Common Stock").

      WHEREAS, ING is the holder of warrants (the "Warrants") to purchase shares of Series A Special Convertible Preferred Stock, par value $.20 per share (the Preferred Stock), of PhoneTel at an exercise price of $.20 per share of Preferred Stock.

      WHEREAS, the Preferred Stock is convertible into an aggregate of 2,041,590 shares of PhoneTel Common Stock (such shares, upon acquisition thereof by ING, being herein referred to as the "Warrant Shares" and the Warrant Shares, together with any other shares of capital stock of PhoneTel acquired by ING after the date hereof and during the term of this Agreement being collectively herein referred to as the "Shares").

      WHEREAS, under the terms of the Warrant Purchase Agreement dated March 15, 1996 (the "Warrant Agreement") between PhoneTel and ING pursuant to which the Warrants were issued, the Warrants are immediately exercisable for the Preferred Stock; and, under the terms of the Preferred Stock, as set forth in the Articles of Incorporation of PhoneTel, upon issuance, the Preferred Stock will be immediately convertible into the Shares.

      WHEREAS, as a condition to the willingness of the Company to enter into the Merger Agreement, and as an inducement to it to do so, ING has agreed for the benefit of the Company as set forth in this Agreement.

      NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereby agree as follows:

                                 ARTICLE I

                              COVENANTS OF ING

      Section 1.1 Agreement to Exercise Warrants. ING covenants and agrees with the Company that, prior to the record date for the PhoneTel Shareholders Meeting (as hereinafter defined), ING will exercise the Warrants for all of the shares of Preferred Stock issuable upon exercise of the Warrants and will pay the exercise price payable in respect thereof.

      Section 1.2 Agreement to Convert Preferred Stock. ING covenants and agrees with the Company that, prior to the record date for the PhoneTel Stockholders Meeting, ING will convert the Preferred Stock into all of the shares of PhoneTel Common Stock issuable upon conversion of the Preferred Stock and will continue to hold the Shares through such record date so that ING is a holder of record of PhoneTel Common Stock entitled to vote the Shares at the PhoneTel Stockholders meeting.

      Section 1.3 Agreement to Vote. At any meeting of the shareholders of the Company held prior to the Termination Date (as hereinafter defined), however called ("PhoneTel Shareholders Meeting"), and at every reconvened meeting following any adjournment or postponement thereof prior to the Termination Date, or in connection with any written consent of the shareholders of the Company executed prior to the Termination Date, ING shall vote the Shares in favor of the approval of the Merger Agreement, the PhoneTel Merger and each of the actions contemplated by the Merger Agreement to be performed by PhoneTel in connection with the Transaction and any actions required in furtherance thereof. Prior to the Termination Date and subject to Section 1.5, ING shall not enter into any agreement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of the Shares in any manner inconsistent with the preceding sentence.

      Section 1.4 Proxies. (a) ING hereby revokes any and all previous proxies granted with respect to matters set forth in Section 1.3 for the Shares.

      (b) Prior to the Termination Date, ING shall not grant any proxies or powers of attorney with respect to matters set forth in Section 1.3, deposit any of the Shares into a voting trust or enter into a voting agreement, other than this Agreement, with respect to any of the Shares, in each case with respect to such matters.

      Section 1.5 Transfer of Shares by ING. Prior to the Termination Date, ING shall not (a) pledge or place any encumbrance on any Shares, other than pursuant to this Agreement, or (b) transfer, sell, exchange or otherwise dispose of any Shares, in each case, unless the pledgee, encumbrance holder, transferee, purchaser or acquiror of such Shares enters into a Voting Agreement with the Company containing substantially the same terms as this Agreement.

      Section 1.6 Action in Shareholder Capacity Only. ING makes no agreement or understanding herein in any capacity other than its capacity as a record holder of the Warrants and a beneficial owner of the Warrants, the Preferred Stock and the Shares, and nothing herein shall limit or affect any actions taken in any other capacity.

                                 ARTICLE II

                      REPRESENTATIONS, WARRANTIES AND
                        ADDITIONAL COVENANTS OF ING

      ING represents, warrants and covenants to the Company that:

      Section 2.1 Ownership. As of the date hereof, ING has the right, under the terms of the Warrants and the Preferred Stock, to acquire, in the aggregate, the 2,041,590 Warrant Shares. Upon exercise of the Warrants and subsequent conversion of the Preferred Stock, ING will be the beneficial and record owner of the Warrant Shares and, subject to Section 1.3, ING will have the sole right to vote the Warrant Shares and there will be no restrictions on rights of disposition or other liens pertaining to the Warrant Shares. ING has not agreed to subject any Shares to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Shares.

      Section 2.2 Authority and Non-Contravention. ING has the right, power and authority to enter into this Agreement and, subject to the issuance to ING of the Warrant Shares, to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by ING and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of ING. This Agreement has been duly executed and delivered by ING and constitutes a valid and binding obligation of ING, enforceable against ING in accordance with its terms, subject to general principles of equity and as may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditors' rights generally. Neither the execution and delivery of this Agreement by ING nor the consummation by ING of the transactions contemplated hereby will (i) materially violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to ING or, upon issuance thereof to ING, the Shares or (ii) violate or conflict with the certificate of incorporation or bylaws of ING or constitute a material violation of or default under any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which ING is a party or by which ING or its assets are bound.

      Section 2.3 Total Shares. As of the date hereof, ING does not own, beneficially (other than through ownership of the Warrants) or of record, any shares of capital stock of the Company. Other than the Warrants, ING does not have any option to purchase or right to subscribe for or otherwise acquire any securities of the Company and has no other interest in or voting rights with respect to any other securities of the Company.

      Section 2.4 Notifications. Prior to the Termination Date, ING will notify the Company promptly of the number of any shares of capital stock of PhoneTel acquired by ING after the date hereof.

      Section 2.5 Delivery of Affiliate Letter. In the event that counsel to the Company reasonably determines that ING is an affiliate of PhoneTel for purposes of Rule 145 under the Securities Act of 1933, as amended, or for purposes of pooling accounting, ING agrees to execute and deliver to the Company not later than 30 days prior to the effective time of the PhoneTel Merger an Affiliate Letter substantially in the form attached hereto as Exhibit A.

                                ARTICLE III

                REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                                THE COMPANY

      The Company represents, warrants and covenants to ING that:

      Section 3.1 Authority and Non-Contravention. The Company has the right, power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to general principles of equity and as may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally. Neither the execution and delivery of this Agreement nor the consummation by the Company of the transactions contemplated hereby will (i) materially violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Company or (ii) violate or conflict with the certificate of incorporation or by laws of the Company or constitute a material violation of or default under any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which the Company is a party or by which the Company or its assets are bound.

                                 ARTICLE IV

                               MISCELLANEOUS

      Section 4.1 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such costs or expenses; provided, however, that the Company shall pay reasonable fees and expenses of counsel to ING incurred in connection with the negotiation and execution of this Agreement.

      Section 4.2 Further Assurances. From time to time, at the request of the Company, in the case of ING, or at the request of ING, in the case of the Company, and without further consideration, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

      Section 4.3 Specific Performance. ING agrees that the Company would be irreparably damaged if for any reason ING fails to perform any of ING's obligations under this Agreement, and that the Company would not have an adequate remedy at law for money damages in such event. Accordingly, the Company shall be entitled to seek specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by ING. This provision is without prejudice to any other rights that the Company may have against ING for any failure to perform its obligations under this Agreement.

      Section 4.4 Amendments, Termination. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by each party hereto. The representations, warranties, covenants and agreements set forth in Article I, Article II and Article III shall terminate, except with respect to liability for prior breaches thereof, upon the earliest to occur of (i) December 7, 1998, (ii) termination of the Merger Agreement in accordance with its terms, (iii) the Closing Date and
 (iv) the date, if any, upon which PhoneTel's Board of Directors withdraws, modifies or changes its recommendation or approval of the Merger Agreement or the PhoneTel Merger in a manner adverse to the Company (the "Termination Date").

      Section 4.5 Assignment. Subject to Section 1.5 hereof, neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

      Section 4.6 Certain Events. ING agrees that this Agreement and the obligations hereunder shall attach to the Warrants, Preferred Stock and Shares and shall be binding upon any person to which legal or beneficial ownership of such shares shall pass, whether by operation of law or otherwise.

      Section 4.7 Entire Agreement. This Agreement (including the documents referred to herein) (a) constitutes the entire agreement, and supersedes all prior agreements and understanding, both oral and written between the parties with respect to the subject matter of this Agreement and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies.

      Section 4.8 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by documented overnight delivery service or telecopied with confirmation of receipt, to the parties at the addresses specified below (or at such other address or telecopy or telex number for a party as shall be specified by like notice):

           If to the Company, to:

                Davel Communications Group, Inc.
                1429 Massaro Boulevard
                Tampa, Florida  33619
                Attention:  Theodore C. Rammelkamp, Jr.
                Facsimile:  (813) 626-9610

           with a copy to:

                Kirkland & Ellis
                200 East Randolph Drive
                Chicago, Illinois  60601
                Attention:  R. Scott Falk
                Facsimile:  (312) 861-2200

           If to ING, to:

                Internationale Nederlanden
                (U.S.)  Capital Corporation
                135 East 57th Street
                New York, NY 10022
                Attention:  Chief Credit Officer
                Facsimile:  (212) 750-8935

           with a copy to:

                King & Spalding
                191 Peachtree Street
                Atlanta, GA  30300-1763
                Attention:  William R.  Spalding
                Facsimile:  (404) 572-5100

      Section 4.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

      Section 4.10 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and, shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties in original or facsimile form.

      Section 4.11 Interpretation. The headings contained in this Agreement are inserted for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

      Section 4.12 Severability. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

      Section 4.13 Consent to Jurisdiction. Each party hereto irrevocably submits to the nonexclusive jurisdiction of (a) the state courts of the State of New York and (b) the United States federal district courts located in the State of New York for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby.

      Section 4.14 Attorney's Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which such party may be entitled.


      IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the date first above written.


                               ING, (U.S.) INVESTMENT CORPORATION


                               By:________________________________
                               Name:
                               Title:


                               DAVEL COMMUNICATIONS GROUP, INC.


                               By:________________________________
                               Name:
                               Title: